FEDERAL
MOGUL                                                         News & Information
                                                        Corporate Communications

 Contact: Kimberly A. Welch, media, 248-354-1916
          Janet Halpin, investors, 248-354-8847



          Federal-Mogul Announces Pre-Tax Profit from Operations of $13 million for Third Quarter 2002

               Southfield, Michigan, November 7, 2002...Federal-Mogul Corporation (OTC Bulletin Board:FDMLQ) today reported third quarter 2002 sales of $1,345 million up four percent compared to $1,289 million in 2001. Pre-tax profit from operations was $13 million compared to a loss of $87 million in third quarter 2001. Operating results for third quarter 2002 and 2001 exclude restructuring and impairment charges, Chapter 11 and Administration related expenses, and net losses from divestitures. In addition, for the third quarter of 2001, operating results exclude tax valuation allowances and gains on debt-to-equity swaps.

               Including the above items, in the third quarter 2002 Federal-Mogul reported a net loss of $73 million or $.89 per share, compared to a net loss of $810 million or $10.31 per share in 2001.

               "We remain on target with our operational improvements and we are achieving our productivity goals as demonstrated by our improved operating margin," said Frank Macher, chairman and chief executive officer. "We are strengthening our future competitive advantage through our investment today in new technology centers both in Yokohama, Japan and Plymouth, Michigan. Our customers are responding very favorably to the new products we have recently launched, such as our ThermoQuiet(TM) brake pads, which were recently announced as a 2003 PACE Product Innovation Award finalist. I'm very excited about the products we have currently under development."

               Third quarter 2002 cash flow from operations, net of capital expenditures, was a usage of $18 million compared to a usage of $231 million for third quarter 2001. By geographic region, total third quarter 2002 sales were: 61 percent, or $820 million, in North America; 37 percent or $504 million, in Europe; and two percent or $21 million in the Asia Pacific region.

                                    - more -

             Sales of original equipment parts totaled 56 percent of the company's third quarter 2002 sales or $747 million compared with $677 million in 2001. Original equipment volume was up significantly in global Friction Products and Pistons. By geographic region, third quarter 2002 original equipment sales were 49 percent in Europe, 48 percent in North America and three percent in the Asia Pacific region.

             Sales of replacement parts to aftermarket customers totaled 44 percent of the company's third quarter 2002 sales or $598 million compared with $612 million in 2001. Softness in the North American aftermarket, especially in seasonal products impacted negatively due to the mild and dry weather, accounted for most of the shortfall. By geographic region, third quarter 2002 aftermarket sales were 77 percent in North America and 23 percent in Europe.

             Federal-Mogul is a global supplier of automotive components, sub-systems, modules and systems serving the world's original equipment manufacturers and the aftermarket. The company utilizes its engineering and materials expertise, proprietary technology, manufacturing skill, distribution flexibility and marketing power to deliver products, brands and services of value to its customers. Federal-Mogul is focused on the globalization of its teams, products and processes to bring greater opportunities for its customers and employees, and value to its constituents.

             Headquartered in Southfield, Michigan, Federal-Mogul was founded in Detroit in 1899 and today employs 49,000 people in 24 countries. On October 1, 2001, Federal-Mogul decided to separate its asbestos liabilities from its true operating potential by voluntarily filing for financial restructuring in Bankruptcy Court in the United States and Administration in the United Kingdom. For more information on Federal-Mogul, visit the company's web site at http://www.federal-mogul.com.

                                      # # #



Information in this press release contains forward-looking statements, which are not historical facts and involve risks and uncertainties. Actual results, events and performance could differ materially from those contemplated by these forward-looking statements including, without limitation, the cost and timing of implementing restructuring actions, the effect of the Chapter 11 voluntary reorganization filing by the company and certain U.S. subsidiaries and the joint filing for Chapter 11 and Administration by the company's U.K. subsidiaries, conditions in the automotive components industry, certain global and regional economic conditions, and other factors detailed from time to time in the company's filings with the Securities and Exchange Commission. Federal-Mogul undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.

                            FEDERAL-MOGUL CORPORATION
                            STATEMENTS OF OPERATIONS
                  (Millions of Dollars, Except Per Share Data)
                                  (Unaudited)

                                                                  Three Months Ended       Nine Months Ended
                                                                      September 30           September 30
                                                                 --------------------    ---------------------
                                                                   2002        2001        2002         2001
                                                                 --------    --------    ---------    --------
Net sales                                                        $1,345.2    $1,288.8    $ 4,133.6    $4,164.9
Cost of products sold                                             1,095.5     1,052.2      3,331.3     3,326.0
                                                                 --------    --------    ---------    --------
   Gross margin                                                     249.7       236.6        802.3       838.9

Selling, general and administrative expenses                        206.4       211.9        623.6       642.4
Amortization of goodwill and other intangible assets                  2.7        29.2          9.8        89.4
Restructuring charge                                                 17.0         6.1         28.0        38.0
Adjustment of assets held for sale and other long-lived
   assets to fair value                                              24.6       496.6         27.2       497.3
Interest expense, net                                                29.8        71.4         90.0       235.2
Chapter 11 and Administration related reorganization expenses        33.4        13.7         76.4        14.4
Gain on early extinguishment of debt                                   -        (47.1)          -        (72.2)
Other (income) expense, net                                          (0.2)       86.6        (14.0)       65.3
                                                                 --------    --------    ---------    --------
   Loss Before Income Taxes and Cumulative Effect
     of Change in Accounting Principle                              (64.0)     (631.8)       (38.7)     (670.9)

Income tax expense                                                    9.3       178.3         59.8       218.9
                                                                 --------    --------    ---------    --------
   Loss Before Cumulative Effect of Change
     in Accounting Principle                                        (73.3)     (810.1)       (98.5)     (889.8)

Cumulative effect of change in accounting for goodwill
     and other intangible assets, net of applicable
     income tax benefit                                                -           -       1,428.4          -
                                                                 --------    --------    ---------    --------
        Net Loss                                                 $  (73.3)   $ (810.1)   $(1,526.9)   $ (889.8)
                                                                 ========    ========    =========    ========
Loss Per Common Share:

Basic and Diluted
   Loss before cumulative effect of change
     in accounting principle                                     $  (0.89)   $ (10.31)   $   (1.19)   $ (12.13)
   Cumulative effect of change in accounting for
     goodwill and other intangible assets, net of
     applicable income tax benefit                                     -           -         17.34          -
                                                                 --------    --------    ---------    --------
        Loss Available for Common Shareholders                   $  (0.89)   $ (10.31)   $  (18.53)   $ (12.13)
                                                                 ========    ========    =========    ========
Weighted Average Shares (Thousands)
   Basic and Diluted                                               82,446      78,652       82,392      73,502


                             FEDERAL-MOGUL CORPORATION
                                 BALANCE SHEETS

                              (Millions of Dollars)

                                                                              (Unaudited)
                                                                             September 30   December 31
                                                                                 2002           2001
                                                                             ------------   -----------
Assets
Cash and equivalents                                                         $   339.3       $   346.9
Accounts receivable                                                            1,042.7           944.8
Inventories                                                                      792.5           721.9
Deferred taxes                                                                    68.9            55.4
Prepaid expenses and income tax benefits                                         189.5           177.6
                                                                             ---------       ---------
     Total current assets                                                      2,432.9         2,246.6

Property, plant and equipment                                                  2,196.9         2,163.7
Goodwill                                                                       1,427.6         2,738.9
Other intangible assets                                                          483.2           624.7
Asbestos-related insurance recoverable                                           763.1           723.2
Other noncurrent assets                                                          505.6           556.1
                                                                             ---------       ---------
     Total Assets                                                            $ 7,809.3       $ 9,053.2
                                                                             =========       =========
Liabilities and Shareholders' Equity (Deficit)
Short-term debt, including current portion of long-term debt                 $    27.8       $    24.9
Accounts payable                                                                 319.1           299.5
Accrued compensation                                                             243.5           193.9
Restructuring and rationalization reserves                                        86.1            81.1
Other accrued liabilities                                                        457.1           382.9
                                                                             ---------       ---------
     Total current liabilities                                                 1,133.6           982.3

Long-term debt                                                                   254.3           266.7
Postemployment benefits                                                          844.4           819.8
Other accrued liabilities                                                        212.7           258.5
Minority interest in consolidated subsidiaries                                    46.2            50.3

Liabilities subject to compromise                                              6,274.1         6,256.6

Shareholders' equity (deficit):
   Series C ESOP preferred stock                                                  28.0            28.0
   Common stock                                                                  412.8           411.9
   Additional paid-in capital                                                  1,853.3         1,844.6
   Accumulated deficit                                                        (2,641.9)       (1,115.0)
   Accumulated other comprehensive loss                                         (608.0)         (750.1)
   Other                                                                          (0.2)           (0.4)
                                                                             ---------       ---------
     Total Shareholders' Equity (Deficit)                                       (956.0)          419.0
                                                                             ---------       ---------
     Total Liabilities and Shareholders' Equity (Deficit)                    $ 7,809.3       $ 9,053.2
                                                                             =========       =========

                           FEDERAL-MOGUL CORPORATION
                            STATEMENTS OF CASH FLOWS

                              (Millions of Dollars)
                                  (Unaudited)


                                                                    Three Months Ended   Nine Months Ended
                                                                       September 30         September 30
                                                                   -------------------   ------------------
                                                                     2002        2001     2002        2001
                                                                   -------     -------   --------   -------
Cash Provided From (Used By) Operating Activities
   Net loss                                                        $ (73.3)    $(810.1)  $(1,526.9) $(889.8)
   Adjustments to reconcile net loss to net cash
     provided from (used by) operating activities:
        Depreciation and amortization                                 70.1        94.8       206.9    285.9
        Gain on early extinguishment of debt                           --        (47.1)        --     (72.2)
        Restructuring charge                                          17.0         6.1        28.0     38.0
        Chapter 11 and Administration related reorganization
          expenses                                                    33.4        13.7        76.4     14.4
        Adjustment of assets held for sale and other
          long-lived assets to fair value                             24.6       496.6        27.2    497.3
        (Gain) loss on sale of businesses                              1.8        75.1        (4.7)    37.5
        Cumulative effect of change in accounting principle            --          --      1,464.5      --
        Postemployment benefits, including pensions                   19.5        (0.5)       58.5     (1.5)
        Change in deferred taxes                                      13.5       156.1       (21.1)   264.2
        (Increase) decrease in accounts receivable                    55.4        60.0       (67.1)    71.4
        (Increase) decrease in inventories                           (12.7)       (1.6)      (60.9)    33.1
        Increase (decrease) in accounts payable                       (5.0)      (53.1)       16.2    (35.3)
        Change in other assets and other liabilities                 (31.3)      (62.4)       76.5   (119.4)
        Payments against restructuring and
          rationalization reserves                                    (9.2)      (12.6)      (27.0)   (50.1)
        Payments of Chapter 11 and Administration costs              (21.5)      (13.7)      (57.7)   (14.4)
        Payments against asbestos liability                            --        (48.5)        --    (219.2)
                                                                   -------      ------   ---------  -------
     Net Cash Provided From (Used By) Operating Activities            82.3      (147.2)      188.8   (160.1)

Cash Provided From (Used By) Investing Activities
   Expenditures for property, plant and equipment and
     other long-term assets                                         (100.9)      (84.1)     (228.1)  (232.2)
   Proceeds from the sale of property, plant and equipment             --          --          --      19.0
   Proceeds from sale of businesses                                    3.7        86.6        25.5    241.8
   Business acquisitions, net of cash acquired                         --        (18.8)        --     (18.8)
                                                                   -------      ------   ---------  -------
     Net Cash Provided From (Used By) Investing Activities           (97.2)      (16.3)     (202.6)     9.8

Cash Provided From (Used By) Financing Activities
   Proceeds from the issuance of long-term debt                        1.0       319.6         2.5    666.4
   Principal payments on long-term debt                               (0.2)      (36.3)       (2.1)  (171.8)
   Principal payments on DIP credit facility                          (3.9)        --        (10.0)     --
   Increase (decrease) in short-term debt                             10.8       (46.1)        3.3    (71.4)
   Fees paid for debt issuance and other securities                    --          --          --     (18.5)
   (Repurchase) sale of accounts receivable
     under securitization                                              --         40.0         --     (89.6)
   Dividends                                                           --         (0.4)        --      (1.9)
   Other                                                               --         (6.8)        --      (9.0)
                                                                   -------      ------   ---------  -------
     Net Cash Provided From (Used By) Financing Activities             7.7       270.0        (6.3)   304.2
                                                                   -------      ------   ---------  -------
   Effect of Foreign Currency Exchange Rate Fluctuations On Cash      (4.0)        3.3        12.5      2.1
                                                                   -------      ------   ---------  -------
     Increase (decrease) in Cash and Equivalents                     (11.2)      109.8        (7.6)   156.0
Cash and equivalents at beginning of period                          350.5       153.4       346.9    107.2
                                                                   -------      ------   --------- --------
     Cash and Equivalents at End of Period                         $ 339.3      $263.2   $   339.3 $  263.2
                                                                   =======      ======   ========= ========


                                         FEDERAL-MOGUL CORPORATION
                                         NET EARNINGS RECONCILIATION

                                (Millions of Dollars, Except Per Share Data)

                                                (Unaudited)

                                                         Three Months Ended September 30, 2002
                                          -------------------------------------------------------------------
                                                                      Adjustments
                                                                      -----------

                                                       Restructuring/   Chapter 11      (Gain)/
                                             From        Impairment      Related       Loss from        As
                                          Operations      Charge           Items      Divestitures   Reported
                                          ----------   --------------   ----------    ------------   --------
Net sales                                 $  1,345.2   $           -    $       -     $         -    $1,345.2
Cost of products sold                        1,095.5               -            -               -     1,095.5
                                          ----------   --------------   ----------    ------------   --------
  Gross margin                                 249.7               -            -               -       249.7

Selling, general and administrative
  expenses                                     206.4               -            -               -       206.4
Amortization of goodwill and other
  intangible assets                              2.7               -            -               -         2.7
Restructuring charge                              -              17.0           -               -        17.0
Adjustment of assets held for sale and
  other long-lived assets to fair value           -              24.6           -               -        24.6
Interest expense, net                           29.8               -            -               -        29.8
Chapter 11 and Administration related
   reorganization expenses                        -                -          33.4              -        33.4
Other income, net                               (2.1)              -            -              1.9       (0.2)
                                          ----------   --------------   ----------    ------------   --------
   Earnings (Loss) Before Income Taxes          12.9            (41.6)       (33.4)           (1.9)     (64.0)

Income tax expense (benefit)                    16.7             (4.7)        (2.7)             -         9.3
                                          ----------   --------------   ----------    ------------   --------

   Net Loss                               $     (3.8)  $        (36.9)  $    (30.7)   $       (1.9)  $  (73.3)
                                          ==========   ==============   ==========    ============   ========

   Basic Loss Per Common Share            $    (0.05)  $        (0.45)  $    (0.37)   $      (0.02)  $  (0.89)
                                          ==========   ==============   ==========    ============   ========


                                                         FEDERAL-MOGUL CORPORATION
                                                        NET EARNINGS RECONCILIATION

                                               (Millions of Dollars, Except Per Share Data)

                                                               (Unaudited)



                                                             Nine Months ended September 30, 2002
                                     ----------------------------------------------------------------------------------------------
                                                                            Adjustments
                                                  ----------------------------------------------------------------------
                                                                                                Cumulative
                                                  Restructuring/  Chapter 11    (Gain)/      Effect of Change     Tax
                                        From        Impairment     Related     Loss from      in Accounting    Valuation     As
                                     Operations       Charge        Items     Divestitures      Principle      Allowance  Reported
                                     ----------   --------------  ----------  ------------   ----------------  ---------  ---------
Net sales                            $  4,133.6   $          -    $       -   $        -     $             -   $      -   $ 4,133.6
Cost of products sold                   3,331.3              -            -            -                   -          -     3,331.3
                                     ----------   --------------  ----------  ------------   ----------------  ---------   --------
   Gross margin                           802.3              -            -            -                   -          -       802.3

Selling, general and administrative
  expenses                                623.6              -            -            -                   -          -       623.6
Amortization of goodwill and other
  intangible assets                         9.8              -            -            -                   -          -         9.8
Restructuring charge                         -             28.0           -            -                   -          -        28.0
Adjustment of assets held for sale
  and other long-lived assets to fair
    value                                    -             27.2           -            -                   -          -        27.2
Interest expense, net                      90.0              -            -            -                   -          -        90.0
Chapter 11 and Administration
  related reorganization expenses            -               -          76.4           -                   -          -        76.4
Other income, net                          (9.3)             -            -          (4.7)                 -          -       (14.0)
                                     ----------   --------------  ----------  -----------    ----------------  ---------   --------
  Earnings (Loss) Before Income
   Taxes and Cumulative Effect of
   Change in Accounting Principle          88.2            (55.2)      (76.4)         4.7                  -          -       (38.7)

Income tax expense (benefit)               51.6             (9.2)       (5.9)          -                   -        23.3       59.8
                                     ----------   --------------  ----------  -----------    ----------------  ---------   --------
  Earnings (Loss) Before Cumulative
   Effect of Change in Accounting
   Principle                               36.6            (46.0)      (70.5)         4.7                  -       (23.3)     (98.5)


Cumulative effect of change in
  accounting for goodwill and other
  intangible assets, net of
  applicable income tax benefit              -               -            -            -              1,428.4         -     1,428.4
                                     ----------   --------------  ----------   ----------    ----------------  ---------   --------

   Net Earnings (Loss)               $     36.6   $        (46.0) $    (70.5) $       4.7    $       (1,428.4) $   (23.3) $(1,526.9)
                                     ==========   ==============  ==========  ===========    ================  =========  =========

   Basic Earnings (Loss) Per         $     0.44   $        (0.56) $    (0.85) $      0.06    $         (17.34) $   (0.28) $  (18.53)
     Common Share                    ==========   ==============  ==========  ===========    ================  =========  =========